UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2004

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)		35-1539838 (IRS Employer Identification No.)
420 Main Street, Evansville, IN (Address of Principal Executive Offices)		47708 (Zip Code)

(812) 464-1434
(Registrant's telephone number, including area code)

OLD NATIONAL BANCORP

FORM 8-K

Item 7. Financial Statements and Exhibits
(c)	Exhibits

The following exhibit is furnished herewith and this list constitutes the exhibit index:

99.1    Transcript of the conference call held by Old National Bancorp on January 23, 2004.

Item 9. Regulation FD Disclosure and
Item 12. Results of Operation and Financial Condition

On January 23, 2004, Old National Bancorp held a conference call to discuss the results for the fourth quarter and to discuss changes in the long-term strategies of the company. The transcript of the conference call is included as Exhibit 99.1 hereto and is incorporated herein by reference. The conference call was held at 9:30 a.m. CST. Old National Bancorp is furnishing this Current Report on Form 8-K pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operation and Financial Condition."

The information in this Current Report on Form 8-K and the Exhibit 99.1 attached hereto, are furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the Exhibit 99.1, shall not be deemed to be incorporated by reference into filings of Old National Bancorp under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp (Registrant)

Date: January 23, 2004	By: /s/ John S. Poelker John S. Poelker Executive Vice President and Chief Financial Officer